UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date  of  report  (Date  of  Earliest  event  reported):  September  12,  2003

                           Commission File No. 0-5014
                                               ------

                               PACIFIC REALM, INC.
                               ------------------
                 (Name of Small Business Issuer in its charter)

     Delaware                                      95-2554669
     --------                                      ----------
(State  or  other  jurisdiction  of               (IRS  Employer
 incorporation  or  organization)               Identification  Number)

           13428 Maxella Avenue, Suite #322, Marina del Rey, CA 92092
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Issuer's  telephone  number:  (310)  574-8555
                              ---------------


ITEM  5.  Other  Events  and  Regulation  FD  Disclosure.

     The Company has approved a one-to-two forward stock split effective September 11, 2003. The record date is anticipated to be September 22, 2003.

     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

September  12,  2003               PACIFIC  REALM,  INC.

                                   /s/ Joseph Gutierrez
                                   _____________________________
                                   Joseph  Gutierrez,  CEO